[FORM OF]
                        St. Edmond's Federal Savings Bank
                              PROPOSED MAILING AND
                             INFORMATIONAL MATERIALS
                                      INDEX
                                      -----

Dear Member Letter*

Dear Member Letter for Non Eligible States*

Dear Friend Letter - Eligible Account Holders who are no longer Depositors*

Dear Potential Investor Letter*

Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

Proxy and Stock Q&A (6a-6f)*

Proxy Request Letter (immediate follow-up)

Proxy Request

Mailing Insert/Lobby Poster

Invitation Letter - Informational Meetings


Dear  Subscriber/Acknowledgment  Letter - Initial  Response  to Stock Order
Received

Dear Charter Shareholder - Confirmation Letter

Dear Interested Investor - No Shares Available Letter

Welcome Shareholder Letter - For Initial Certificate Mailing

Dear Interested Subscriber Letter - Subscription Rejection

Letter for Sandler O'Neill Mailing to Clients*

*Accompanied by a Prospectus

                       [St. Edmond's Federal Savings Bank]
Dear Member:

The Board of Directors of St. Edmond's Federal Savings Bank has adopted a plan of conversion under which St. Edmond's Federal Savings Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this plan, we have formed SE Financial Corp., which will become the parent holding company of St. Edmond's Federal Savings Bank. We are converting so that St. Edmond's Federal Savings Bank will be structured in the form of ownership that will best support the Bank's future growth.

To accomplish the conversion, your vote is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed [COLOR] postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy.

If the plan of conversion is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the fullest extent permitted by law.

     o Existing deposit accounts and loans will not undergo any change as a result of the conversion.

     o Voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder or borrower, you may also take advantage of your nontransferable rights to subscribe for shares of SE Financial Corp. common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describes the stock offering and the operations of St. Edmond's Federal Savings Bank. If you wish to subscribe for common stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to St. Edmond's Federal Savings Bank in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN" or return it to the main office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m., eastern time, on Xxxxxx, April xx, 2004. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA at St. Edmond's Federal Savings Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than the Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                                  Sincerely,


                                                  Frank S. DePaolo
                                                  President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [St. Edmond's Federal Savings Bank]




Dear Member:

The Board of Directors of St. Edmond's Federal Savings Bank has adopted a plan of conversion under which St. Edmond's Federal Savings Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this plan, we have formed SE Financial Corp., which will become the parent holding company of St. Edmond's Federal Savings Bank. We are converting so that St. Edmond's Federal Savings Bank will be structured in the form of ownership that will best support the Bank's future growth.

To accomplish the conversion, your vote is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy.

If the plan of conversion is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the fullest extent permitted by law.

     o Existing deposit accounts and loans will not undergo any change as a result of the conversion.

We regret that we are unable to offer you common stock in the Subscription Offering, because the laws of your state or jurisdiction either require us to register the to-be-issued common stock of SE Financial Corp. or an agent of St. Edmond's Federal Savings Bank to solicit the sale of such stock, or the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                                   Sincerely,


                                                   Frank S. DePaolo
                                                   President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [St. Edmond's Federal Savings Bank]




Dear Friend of St. Edmond's Federal Savings Bank:

The Board of Directors of St. Edmond's Federal Savings Bank has adopted a plan of conversion under which St. Edmond's Federal Savings Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this plan, we have formed SE Financial Corp., which will become the parent holding company of St. Edmond's Federal Savings Bank. We are converting so that St. Edmond's Federal Savings Bank will be structured in the form of ownership that will best support the Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of SE Financial Corp. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of St. Edmond's Federal Savings Bank. If you wish to subscribe for common stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to St. Edmond's Federal Savings Bank in the enclosed postage-paid envelope marked "STOCK ORDER RETURN" or return it to the main office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m., eastern time, on Xxxxx, April xx, 2004. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                                       Sincerely,


                                                       Frank S. DePaolo
                                                       President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                              [SE Financial Corp.]




Dear Potential Investor:

We are pleased to provide you with the enclosed material regarding the conversion of St. Edmond's Federal Savings Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this conversion, SE Financial Corp. will become the parent company of St. Edmond's Federal Savings Bank.

This information packet includes the following:

          PROSPECTUS:  This document  provides  detailed  information  about St.
          Edmond's Federal Savings Bank's operations and the proposed stock offering by SE Financial Corp. Please read it carefully before making an investment decision.

          STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank), to St. Edmond's Federal Savings Bank in the enclosed postage-paid envelope marked "STOCK ORDER RETURN" or return it to the main office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m., eastern time, on Xxxxxx, April xx, 2004.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the conversion or the prospectus, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                                  Sincerely,


                                                  Frank S. DePaolo
                                                  President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [Sandler O'Neill & Partners, L.P.]




Dear Customer of St. Edmond's Federal Savings Bank:

At the request of St. Edmond's Federal Savings Bank we have enclosed material regarding the offering of common stock in connection with the conversion of St. Edmond's Federal Savings Bank from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this conversion, St. Edmond's Federal Savings Bank will form SE Financial Corp., which will become the parent holding company of St. Edmond's Federal Savings Bank. These materials include a prospectus and a stock order form, which offer you the opportunity to subscribe for shares of common stock of SE Financial Corp.

Please read the prospectus carefully before making an investment decision. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to St. Edmond's Federal Savings Bank in the accompanying postage-paid envelope marked "STOCK ORDER RETURN" or return it to the main office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m., eastern time, on Xxxxx, April xx, 2004. If you have any questions after reading the enclosed material, please call the conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                             Sincerely,
                                             Sandler O'Neill & Partners, L.P.







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosures

                                    Questions
                               & Answers About the
                                   Conversion





                               SE Financial Corp.







                          Proposed holding company for
                        St. Edmond's Federal Savings Bank
                                      Logo

                              QUESTIONS AND ANSWERS
                              About the Conversion

St. Edmond's Federal Savings Bank has received approval from the Office of Thrift Supervision (OTS) to convert from a federally chartered mutual savings bank to a federally chartered stock savings bank, subject to the approval of the members of the Bank. St. Edmond's Federal Savings Bank is converting so that it will be structured in the form of ownership used by the majority of savings institutions and to allow our Bank to become stronger financially. It is necessary for St. Edmond's Federal Savings Bank to receive a majority of the votes eligible to be cast in favor of the conversion.

Your vote is very  important.  Please  vote today by  returning  all proxy cards
received.                                                        ---

               Your board of directors urges you to vote "FOR" the
                     conversion and return your proxy today.

                          Effect on Deposits and Loans

Q.   Will the conversion affect any of my deposit accounts or loans?

A. No. The conversion will have no effect on the balance or terms of any deposit account. Your deposits will continue to be federally insured to the fullest extent permissible. The terms, including interest rate, of your loans with us will also be unaffected by the conversion.

                                  About Voting

Q.   Who is eligible to vote on the conversion?

A. Depositors and certain borrowers of St. Edmond's Federal Savings Bank as of the close of business on February xx, 2004 (the "Voting Record Date").

Q.   How do I vote?

A. You may vote by mailing your signed proxy card(s)in the [COLOR] postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members to be held on April xx, 2004, and decide to change your vote, you may do so by revoking any previously executed proxy.

Q.   Why did I receive several proxies?

A. If you have more than one account you may have received more than one proxy, depending upon the ownership structure of your accounts. Please vote, sign, date and return all proxy cards that you received.
                                 ---

Q. Does my vote for conversion mean that I must buy common stock of SE Financial Corp.?

A. No. Voting for the plan of conversion does not obligate you to buy shares of common stock of SE Financial Corp.

Q.   I have a joint savings account. Must both parties sign the proxy card?

A.   Only one signature is required, but both parties should sign if possible.

Q. Who must sign proxies for trust or custodian accounts? A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I am the executor (administrator) for a deceased depositor. Can I sign the proxy card?

A. Yes. Please indicate on the card the capacity in which you are signing the card.

                                 About the Stock

Investment in common stock  involves  certain  risks.  For a discussion of these
risks  and  other  factors,   investors  are  urged  to  read  the  accompanying
prospectus.

Q.   Who can purchase stock?

A. The common stock of SE Financial Corp. will be offered in the Subscription Offering in the following order of priority:

     |_| Eligible Account Holders, who are depositors of St. Edmond's Federal Savings Bank with accounts totaling $50 or more as of December 31, 2002;

     |_|  SE Financial Corp.'s employee stock ownership plan;

     |_| Other Members, who are depositors of St. Edmond's Federal Savings Bank as of February xx, 2004 and borrowers as of September 29, 1995 who continue as borrowers as of the close of business on February xx, 2004.

         Common stock that is not sold in the Subscription Offering, if any, will be offered first to certain members of the general public in a Community Offering and then, to the extent any shares remain, to the general public in a Syndicated Community Offering and/or a Public Offering.

Q.   Will any account I hold with the Bank be converted  into stock?

A.   No. All accounts remain as they were prior to the conversion.

Q.   Will I receive a discount on the price of the stock?

A. No. Regulations require that the offering price of the stock be the same for everyone: depositors and borrowers of St. Edmond's Federal Savings Bank, directors, officers and employees of St. Edmond's Federal Savings Bank and members of the general public.

Q.   How many shares of stock are being offered, and at what price?

A. SE Financial Corp., is offering for sale a maximum of 2,012,500 shares of common stock at a subscription price of $10.00 per share. Under certain circumstances, SE Financial Corp., may increase the maximum and sell up to 2,314,375 shares.

Q.   How much stock can I purchase?

A. The minimum purchase is 25 shares. As more fully discussed in the plan of conversion described in the Prospectus, the maximum purchase by any person in the Subscription or Community Offering is $100,000 (10,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $200,000 (20,000 shares) of common stock offered in the offering.

Q.   How do I order stock?

A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to the main office of St. Edmond's Federal Savings Bank or by mail in the YELLOW postage-paid envelope marked "STOCK ORDER RETURN."

Q.   How can I pay for my shares of stock?

A. You can pay for the common stock by check, cash, money order or withdrawal from your deposit account at St. Edmond's Federal Savings Bank. If you choose to pay by cash, you must deliver the stock order and certification form and payment in person to the main office of St. Edmond's Federal Savings Bank and it will be converted to a bank check or a money order. Please do not send cash in the mail.

Q.   When is the deadline to subscribe for stock?

A. An executed stock order form with the required full payment must be physically received by St. Edmond's Federal Savings Bank no later than x:00 x.m. eastern time on Xxxxx, April xx, 2004.

Q. Can I subscribe for shares using funds in my IRA at St. Edmond's Federal Savings Bank?

A. Federal regulations do not permit the purchase of common stock with your existing IRA at St. Edmond's Federal Savings Bank. To use such funds to subscribe for common stock, you need to establish a "self directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

Q. Can I subscribe for shares and add someone else who is not on my account to my stock registration?

A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will void your order.

Q. Can I subscribe for shares and delete someone who is on my account from my stock registration?

A. No. A name can be deleted only in the event of the death of a named eligible depositor.

Q.   Am I guaranteed to receive shares by placing an order?

A. No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are Eligible Account Holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled. Please refer to the section of the prospectus entitled "The Offering."

Q.   Will payments for common stock earn interest until the conversion closes?

A. Yes. Any payment made by cash, check or money order will earn interest at St. Edmond's Federal Savings Bank's regular savings account rate from the date of receipt to the completion or termination of the conversion. Withdrawals from a deposit account or a certificate of deposit at St. Edmond's Federal Savings Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the conversion.

Q.   Will dividends be paid on the stock?

A. We intend to consider paying cash dividends after the conversion. The timing, amount and frequency will be determined by the board of directors.

Q.   Will my stock be covered by deposit insurance?

A.   No.

Q.   Where will the stock be traded?

A. Upon completion of the conversion, SE Financial Corp. expects the stock to be traded on the over-the-counter market with quotations available on the OTC Electronic Bulletin Board.

Q.   Can I change my mind after I place an order to subscribe for stock?

A.   No. After receipt, your order may not be modified or withdrawn.

                             Additional Information

Q.   What if I have additional questions or require more information?

A. St. Edmond's Federal Savings Bank's proxy statement and the prospectus that accompany this brochure describe the conversion in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the conversion center.

     To ensure that each purchaser receives a prospectus at least 48 hours prior to the Expiration Date of Xxxxxxx, April xx, 2004 at x:00 p.m., eastern time, in accordance with Rule 15c2-8 of the Securities Exchange Act of 1934, as amended, no prospectus will be mailed any later than five days prior to such date or hand delivered any later than two days prior to such date.

The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [St. Edmond's Federal Savings Bank]

                             A REQUEST THAT YOU VOTE

Dear Member:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of St. Edmond's Federal Savings Bank has adopted a plan of conversion under which St. Edmond's Federal Savings Bank will convert from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this plan, we have formed SE Financial Corp., which will become the parent holding company of St. Edmond's Federal Savings Bank. We are converting so that St. Edmond's Federal Savings Bank will be structured in the form of ownership that will best support the Bank's future growth.

To accomplish the conversion, your vote is extremely important. On behalf of the Board, I ask that you help us meet our goal by casting your vote in favor of the plan of conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. Please vote by returning all proxy forms received.

If the plan of conversion is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the fullest extent permitted by law.

     o Existing deposit accounts and loans will not undergo any change as a result of the conversion.

     o Voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                                   Sincerely,


                                                   Frank S. DePaolo
                                                   President





The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                                  PROXY REQUEST

                                      Logo


     ----------------------------------------------------------------------
                                WE NEED YOUR VOTE
     ----------------------------------------------------------------------



Dear Member of St. Edmond's Federal Savings Bank:

Your vote on our plan of conversion has not yet been received. Your vote is very important to us. Please vote and mail the enclosed proxy today. If you have more than one account you may receive more than one proxy. Please complete and mail all proxies received.


     Remember: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of conversion and urges you to vote in favor of the conversion. Your deposit accounts or loans with St. Edmond's Federal Savings Bank will not be affected in any way by the conversion. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy card. If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                                  Sincerely,


                                                  Frank S. DePaolo
                                                  President


            Please vote today by returning all proxy forms received.





The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmond's Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

--------------------------------------------------------------------------------

                        St. Edmond's Federal Savings Bank
                                      LOGO






                                Please Support Us
                                -----------------

                           Vote Your Proxy Card Today








If you have more than one account, you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return all proxy cards that you received.


--------------------------------------------------------------------------------

                              [SE Financial Corp.]




                                                           _______________, 2004


Dear __________:

We are pleased to announce that the Board of Directors of St. Edmonds Federal Savings Bank has voted in favor of a plan to convert from a federally chartered mutual savings bank to a federally chartered stock savings bank. As part of this plan, we have formed SE Financial Corp., which will become the parent holding company of St. Edmonds Federal Savings Bank.

We are converting so that St. Edmonds Federal Savings Bank will have the flexibility and ownership structure used by a growing number of savings institutions.

To learn more about the conversion and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at x:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If  you  would  like  additional   information  regarding  the  meeting  or  our
conversion, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                                   Sincerely,


                                                   Frank S. DePaolo
                                                   President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Conversion Center)

                              [SE Financial Corp.]






                                                           _______________, 2004


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of SE Financial Corp. common stock.

At this time, we cannot confirm the number of shares of SE Financial Corp. common stock that will be issued to you. Such allocation will be made in accordance with the plan of conversion following completion of the stock offering.

If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                                      Sincerely,


                                                     SE Financial Corp.
                                                     Conversion Center







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                              [SE Financial Corp.]




                                                           _______________, 2004

Dear Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2004; this is your stock purchase date. Trading commenced on the over-the-counter market with quotations available on the OTC Electronic Bulletin Board on ________ __, 2004.

Thank you for your interest in SE Financial Corp. Your stock certificate will be mailed to you shortly.


                                                   Sincerely,


                                                   SE Financial Corp.
                                                   Conversion Center








The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                              [SE Financial Corp.]




                                                           _______________, 2004


Dear Interested Investor:

We recently completed our Subscription Offering. Unfortunately, due to the response from our Eligible Account Holders, stock was not available for our Other Members or community friends. If your subscription was paid for by check, bank draft or money order, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in SE Financial Corp. and hope you become an owner of our stock in the future. The stock trades on the over-the-counter market with quotations available on the OTC Electronic Bulletin Board

                                                    Sincerely,


                                                    SE Financial Corp.
                                                    Conversion Center








The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                              [SE Financial Corp.]




                                                                     xxxxx, 2004


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in SE Financial Corp., the parent holding company of St. Edmonds Federal Savings Bank.

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                         Registrar and Transfer Company
                          Investor Relations Department
                                10 Commerce Drive
                             Cranford, NJ 07016-3572
                                1 (800) 368-5948
                              email: info@rtco.com

Also, please remember that your certificate is a negotiable security that should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of SE Financial Corp., St. Edmonds Federal Savings Bank and our employees, I would like to thank you for supporting our offering.

                                                  Sincerely,


                                                  Frank S. DePaolo
                                                  President







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)

                              [SE Financial Corp.]




                                                           _______________, 2004


Dear Interested Subscriber:

We regret to inform you that St. Edmonds Federal Savings Bank and SE Financial Corp., the holding company for St. Edmonds Federal Savings Bank, have decided not to accept your order for shares of SE Financial Corp. common stock in our community offering. This action is in accordance with our plan of conversion, which gives St. Edmonds Federal Savings Bank and SE Financial Corp. the absolute right to reject the order of any person, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                                     Sincerely,


                                                     SE Financial Corp.
                                                     Conversion Center







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Conversion Center)

                       [Sandler O'Neill & Partners, L. P.]




                                                           _______________, 2004


To Our Friends:

We are enclosing the offering material for SE Financial Corp., established by St. Edmonds Federal Savings Bank, which is now in the process of converting from a federally chartered mutual savings bank to a federally chartered stock savings bank.

Sandler O'Neill & Partners, L.P. is managing the Subscription Offering, which will conclude at x:00 p.m., eastern time, on April xx, 2004. Sandler O'Neill is also providing conversion agent and proxy solicitation services for St. Edmonds Federal Savings Bank. In the event that all the stock is not sold in the Subscription and Community Offering, Sandler O'Neill may form and manage a syndicate of broker/dealers to sell the remaining stock and/or offer the stock in a public offering.

Members of the general public, other than residents of _______, are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

                                                Sincerely,


                                                Sandler O'Neill & Partners, L.P.







The shares of common stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by St. Edmonds Federal Savings Bank, SE Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Sandler O'Neill)